UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2013

HERITAGE FINANCIAL GROUP, INC.
(Exact name of Registrant as specified in its charter)

Maryland	001-34902	38-3814230
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

721 North Westover Boulevard, Albany, Georgia 31707
(Address of principal executive offices)

(229) 420-0000
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:  This Amendment No. 1 amends the Current Report on Form 8-K filed on March 12, 2013 by Heritage Financial Group, Inc  (the “Company”) to include  an Audited Statement of Net Assets Acquired and Liabilities assumed by HeritageBank of the South (the “Bank”) , a wholly-owned subsidiary of the Company,  referred to in Item 9.01(a) and (b) below relating to the Company’s acquisition (the “Acquisition”) of the majority  of all assets and liabilities of Frontier Bank, LaGrange, Georgia (“Frontier”) through a Purchase and Assumption Agreement (the “Agreement”) with the Federal Deposit Insurance Corporation (the “FDIC”).

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

Attached hereto as Exhibit 99.2 and incorporated by reference into this Item 9.01(a) is an Audited Statement of Net Assets Acquired and Liabilities Assumed by the Bank, a wholly-owned subsidiary of the Company, related to its acquisition of Frontier on March 8, 2013 and the accompanying notes thereto.

Report of Independent Registered Public Accounting Firm

Statement of Assets Acquired and Liabilities Assumed at March 8, 2013

Notes to Statement of Assets Acquired and Liabilities Assumed

(b) Pro Forma Financial Information.

We have omitted certain financial information of Frontier required by Rule 3-05 of Regulation S-X and the related pro forma financial information under Article 11 of Regulation S-X pursuant to the guidance provided in SEC Staff Accounting Bulletin 1:K, Financial Statements of Acquired Troubled Financial Institutions (“SAB 1:K”). SAB 1:K provides relief from the requirements of Rule 3-05 in certain instances, such as the Frontier transaction, where a registrant engages in an acquisition of a significant amount of assets of a troubled financial institution that involves pervasive federal assistance and audited financial statements of the troubled financial institution are not reasonably available.

(d) Exhibits

2.8	Definitive Whole-bank Purchase and Assumption Agreement dated March 8, 2013, between HeritageBank of the South and the FDIC. (1)
23.1	Consent of Independent Auditors. (2)
99.1	Press Release dated March 8, 2013. (1)
99.2	Statement of Assets Acquired and Liabilities Assumed at March 8, 2013. (2)
(1)       Previously filed with the Current Report on Form 8-K filed on March 12, 2013.
(2)       Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Heritage Financial Group, Inc

By:	/s/ T. Heath Fountain
T. Heath Fountain
Executive Vice President and Chief Financial Officer

Dated: May 24, 2013

EXHIBIT INDEX

Exhibit No.	Exhibit
23.1	Consent of Independent Auditors.
99.2	Statement of Net Assets Acquired and Liabilities Assumed at March 8, 2013.